UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                            --------------------

                                  FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) September 10, 2003

                           NEWELL RUBBERMAID INC.
           (Exact Name of Registrant as Specified in Its Charter)


             Delaware              1-9608            36-3514169
          (State or Other        (Commission       (IRS Employer
           Jurisdiction          File Number)    Identification No.)
         of Incorporation)


        Deerfield Corporate Centre One
        13010 Morris Road, Suite 100
        Alpharetta, Georgia                       30004
   (Address of Principal Executive Offices)     (Zip Code)

   Registrant's Telephone Number, Including Area Code: (770) 670-2232







   Item 5.   Other Events.

        On September 10, 2003, the Registrant issued a press release announcing the appointment of the Bank of New York, headquartered in New York, New York, as its new stock transfer agent, registrar and dividend disbursement and reinvestment agent, effective September 29, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


   Item 7.   Financial Statements and Exhibits

        (c)  Exhibits.

             Exhibit
             Number                   Description
             -------                  -----------

             99.1                     Press Release dated September 10,
                                      2003.







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWELL RUBBERMAID INC.



   Date:  September 10, 2003     By:       /s/ Dale L. Matschullat
                                     ------------------------------------
                                           Dale L. Matschullat
                                           Vice President - General
                                           Counsel and Corporate
                                           Secretary







                                EXHIBIT INDEX


   Exhibit No.    Description
   -----------    -----------

   99.1           Press Release dated September 10, 2003